Supplement to the
Fidelity Advisor® Large Cap Fund
Class A, Class M, Class C, Class I and Class Z
January 29, 2018
Summary Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

LC-SUM-18-01 1.9881453.102	June 1, 2018